UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     July 21, 2004

LABOR READY, INC.

(Exact name of Registrant as specified in its charter)

Washington	91-1287341
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1015 A Street
Tacoma, Washington 98402

(Address of principal executive offices, including zip code)

(253) 383-9101

(Registrant’s telephone number, including area code)

EXPLANATORY NOTE

This Amendment to Current Report on Form 8-K/A amends the Current Report on Form 8-K/A previously filed by Labor Ready, Inc. on July 21, 2004 (the “Original Report”) and is identical to the Original Report except that an extra set of financial statements for the second quarter ended July 2, 2004 inadvertently included in exhibit 99.1 to the Original Report have been removed.

ITEM 12.                                              RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 21, 2004, the Company issued a press release (the “Press Release”) reporting its financial results for the second quarter ended July 2, 2004 and updating its earnings guidance for the third quarter of 2004, a copy of which is attached hereto as Exhibit 99.1 and the contents of which are incorporated herein by this reference.  In accordance with General Instruction B.6. of Form 8-K, the information contained in the Press Release shall not be deemed “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 21, 2004

LABOR READY, INC.

	By:	/s/ Joseph P. Sambataro, Jr.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Labor Ready, Inc. (the “Company”), dated July 21, 2004.